Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of May 10, 2007 (the “Amendment”) is entered into among Georgia Gulf Corporation, a Delaware corporation (“GGC”), Royal Group, Inc. (formerly known as Royal Group Technologies Limited), a Canadian federal corporation (the “Canadian Borrower”; together with GGC, the “Borrowers”), the Guarantors, the Lenders party hereto, Bank of America, National Association, as Domestic Administrative Agent and Bank of America, National Association acting through its Canada branch, as Canadian Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders, Bank of America, National Association, as Domestic Administrative Agent, Domestic Collateral Agent and Domestic L/C Issuer, Bank of America, National Association acting through its Canada branch, as Canadian Administrative Agent, Canadian Collateral Agent and Canadian L/C Issuer and The Bank of Nova Scotia, as Canadian Swing Line Lender entered into that certain Credit Agreement dated as of October 3, 2006 (as amended from time to time, the “Credit Agreement”); and

WHEREAS, GGC has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Amendments.

(a)                                  The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Third Amendment Effective Date” means May 10, 2007.

(b)                                 The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Rate” means (a) with respect to the Revolving Loans that are Base Rate Loans, Eurodollar Rate Loans or Bankers’ Acceptance Advances, Letters of Credit and Commitment Fees, the following percentages per annum, based upon the Consolidated Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Domestic Administrative Agent pursuant to Section 7.02(b):

Pricing Tier	Consolidated Adjusted Leverage Ratio	Commitment Fees	Eurodollar Rate Loans and Letter of Credit Fee	Bankers Acceptance Advances	Base Rate Loans
1	≥ 5.00:1.00	0.50%	2.50%	2.50%	1.50%
2	≥ 4.50:1.0 < 5.00:1.00	0.50%	2.375%	2.375%	1.375%
3	≥ 4.00:1.0 < 4.50:1.00	0.50%	2.00%	2.00%	1.00%
4	≥ 3.50:1.0 < 4.00:1.00	0.375%	1.75%	1.75%	0.75%
5	≥ 3.00:1.0 < 3.50:1.00	0.375%	1.50%	1.50%	0.50%
6	≥ 2.50:1.0 < 3.00:1.00	0.375%	1.25%	1.25%	0.25%
7	< 2.50:1.00	0.375%	1.00%	1.00%	0.00%

and (b) with respect to the Term Loan, the following percentages per annum, based upon the Consolidated Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Domestic Administrative Agent pursuant to Section 7.02(b):

Pricing Tier	Consolidated Adjusted Leverage Ratio	Term Loan Eurodollar Rate Loans	Term Loan Base Rate Loans
1	≥ 5.00:1.00	2.50%	1.50%
2	≥ 3.50:1.0 < 5.00:1.00	2.00%	1.00%
3	< 3.50:1.00	1.75%	0.75%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Adjusted Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Tier 1 with respect to both pricing grids shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(b), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Adjusted Leverage Ratio contained in such Compliance Certificate.  Notwithstanding the foregoing, (i) the Applicable Rate for Revolving Loans, Bankers’ Acceptance Advances, Letters of Credit and Commitment Fees in effect from the Third Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b) for the fiscal quarter ending March 31, 2007 shall be determined based upon Pricing Tier 1 in the first pricing grid and (ii) the Applicable Rate for the Term Loan in effect from the Third Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b) for the fiscal quarter ending March 31, 2007 shall be determined based upon Pricing Tier 1 in the second pricing grid.

(c)                                  The definition of “Canadian Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Canadian Letter of Credit Sublimit” means an amount equal to US$80,000,000.  The Canadian Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Canadian Revolving Commitments.

(d)                                 The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated EBITDA” means, for any period, for GGC and its Subsidiaries on a consolidated basis, the sum of (a) Consolidated Net Income for such period, plus (b) to the extent deducted in determining such Consolidated Net Income for such period, the aggregate amount of (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization (including without limitation amortization of debt issuance costs), (iv) non-cash charges (including any non-cash charges resulting from purchase accounting adjustment entries associated with the Royal Acquisition in an aggregate amount not to exceed $17,999,000 for the fiscal quarter ending December 31, 2006 and in an aggregate amount not to exceed $2,101,000 for the fiscal quarter ending March 31, 2007) which do not represent a cash item in such period or any future period and (v) for the fiscal quarter ending December 31, 2006 only, forward contract losses during such period related to the forward contracts purchased by GGC to protect against fluctuations in the US$/CAN$ exchange rate in an aggregate amount not to exceed $4,997,000.  For purposes of this definition, “interest” shall include yield, discount or other similar financing costs pursuant to any Securitization Transaction; provided that Consolidated EBITDA for the fiscal quarter periods ending March 31, 2006, June 30, 2006 and September 30, 2006 shall be deemed to equal the amounts set forth on Schedule 1.01(a) opposite each such fiscal quarter period.

(e)                                  Clause (b) in the definition of “Domestic L/C Issuer” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(b) with respect to all other Domestic Letters of Credit, Bank of America, JPMorgan Chase Bank and one other Domestic Revolving Lender who has been selected by GGC and who has agreed to act as a Domestic L/C Issuer hereunder in accordance with the terms hereof, or any successor issuer of Domestic Letters of Credit hereunder.

(f)                                    The following sentence is hereby added at the end of the definition of “Domestic Letter of Credit” in Section 1.01 of the Credit Agreement:

The Lenders agree that the letters of credit identified on Schedule 1.01(e) are Domestic Letters of Credit under this Agreement and shall be subject to and governed by the terms and conditions of this Agreement.

(g)                                 The following sentence is hereby added at the end of Section 7.01(b) of the Credit Agreement:

Notwithstanding the foregoing provisions of this Section 7.01(b), (x) the Loan Parties shall have until the earlier of the date that is sixty (60) days after the end of the fiscal quarter of GGC ending March 31, 2007 or the date such information is filed with the SEC to deliver the financial statements required by this Section 7.01(b) for such fiscal quarter, (y) the Loan Parties shall have until the earlier of the date that is sixty (60) days after the end of the fiscal quarter of GGC ending June 30, 2007 or the date such information is filed with the SEC to deliver the financial statements required by this Section 7.01(b) for such fiscal quarter and (z) the Loan Parties shall have until the earlier of the date that is fifty (50) days after the end of the fiscal quarter of GGC ending September 30, 2007 or the date such information is filed with the SEC to deliver the financial statements required by this Section 7.01(b) for such fiscal quarter.

(h)                                 Section 8.11 of the Credit Agreement is hereby amended to read as follows:

8.11                        Financial Covenants.

(a)                                  Consolidated Interest Coverage Ratio.  Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of GGC to be less than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Consolidated Interest Coverage Ratio
March 31, 2007	1.50:1.0
June 30, 2007	1.50:1.0
September 30, 2007	1.50:1.0
December 31, 2007	1.75:1.0
March 31, 2008	1.75:1.0
June 30, 2008	2.00:1.0
September 30, 2008	2.00:1.0
December 31, 2008	2.25:1.0
March 31, 2009	2.50:1.0
June 30, 2009	2.50:1.0
September 30, 2009	2.75:1.0
December 31, 2009 and thereafter	3.00:1.0

(b)                                 Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of GGC to be greater than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Consolidated Leverage Ratio
March 31, 2007	6.50:1.0
June 30, 2007	8.50:1.0
September 30, 2007	8.25:1.0
December 31, 2007	7.00:1.0
March 31, 2008	6.25:1.0
June 30, 2008	6.25:1.0
September 30, 2008	5.75:1.0
December 31, 2008	5.25:1.0
March 31, 2009	4.75:1.0
June 30, 2009	4.25:1.0
September 30, 2009	4.00:1.0
December 31, 2009	3.75:1.0
March 31, 2010 and thereafter	3.50:1.0

(i)                                     Section 8.15 of the Credit Agreement is hereby amended to read as follows:

8.15                        Capital Expenditures.

Permit Consolidated Capital Expenditures during any fiscal year to exceed an amount equal to the amount set forth opposite such fiscal year below:

Fiscal Year	Consolidated Capital Expenditures
2007	$100,000,000
2008	$90,000,000
2009 and thereafter	$135,000,000

(j)                                     A new Schedule 1.01(e) is hereby added to the Credit Agreement to read as provided on Schedule 1.01(e) attached hereto.

2.                                       Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)                                  Receipt by the Domestic Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Required Lenders, the Required Domestic Revolving Lenders and the Required Canadian Revolving Lenders and Bank of America, N.A., as Administrative Agent;

(b)                                 Receipt by the Domestic Administrative Agent (i) for the account of each Lender who executes this Amendment on or before May 10, 2007, an agreed upon fee on the aggregate amount of each such Lender’s (A) Canadian Revolving Commitment, (B) Canadian Swing Line Commitment, (C) Domestic Revolving Commitment and (D) portion of the Term Loan outstanding and (ii) any fees and expenses of the Administrative Agents (including reasonable attorneys’ fees of the Administrative Agents); and

(c)                                  Receipt by any Administrative Agent of such other documents, instruments, agreements and information as reasonably requested by such Administrative Agent.

3.                                       Miscellaneous.

(a)                                  The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)                                 Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)                                  The Borrowers and the Guarantors hereby represent and warrant as follows:

(i)                                     Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)                                  This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)                               No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)                                 The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)                                  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)                                    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	GEORGIA GULF CORPORATION,
a Delaware corporation, as a Borrower and, with
respect to the Canadian Obligations, as a Guarantor

	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President & Secretary

ROYAL GROUP, INC. (formerly known as ROYAL
GROUP TECHNOLOGIES LIMITED),
a Canadian federal corporation, as a Borrower

	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President

DOMESTIC GUARANTORS:	GEORGIA GULF CHEMICALS & VINYLS, LLC,
a Delaware limited liability company

	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President & Secretary

GEORGIA GULF LAKE CHARLES, LLC,
a Delaware limited liability company

	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President & Secretary

GREAT RIVER OIL & GAS CORPORATION, a
Delaware corporation

	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President & Secretary

ROME DELAWARE CORP.,
a Delaware corporation

	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President & Secretary

ROYAL PLASTICS GROUP (U.S.A.) LIMITED, a
Delaware corporation

	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President

PLASTIC TRENDS, INC.,
a Michigan corporation

	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President

ROYBRIDGE INVESTMENTS (U.S.A.) LIMITED,
a Delaware corporation

	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President

CANADIAN GUARANTORS:	ROME ACQUISITION HOLDING CORP.,
a Nova Scotia unlimited liability company

	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President & Secretary

6632149 CANADA INC.,
a Canadian federal corporation

	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President

DOMESTIC
ADMINISTRATIVE AGENT:	BANK OF AMERICA,
NATIONAL ASSOCIATION,
as Domestic Administrative Agent and Domestic Collateral Agent

	By:	/s/ COLLEEN M. BRISCOE
	Name:	Colleen M. Briscoe
	Title:	Senior Vice President

CANADIAN
ADMINISTRATIVE AGENT:	BANK OF AMERICA,
NATIONAL ASSOCIATION,
acting through its Canada branch, as Canadian Administrative Agent and Canadian Collateral Agent

	By:	/s/ MEDINA SALES DE ANDRADE
	Name:	Medina Sales de Andrade
	Title:	Vice President

LENDERS:	BANK OF AMERICA,
NATIONAL ASSOCIATION,
as a Lender and a Domestic L/C Issuer

	By:	/s/ COLLEEN M. BRISCOE
	Name:	Colleen M. Briscoe
	Title:	Senior Vice President

BANK OF AMERICA,
NATIONAL ASSOCIATION,
acting through its Canada branch,
as a Lender and a Canadian L/C Issuer

	By:	/s/ MEDINA SALES DE ANDRADE
	Name:	Medina Sales de Andrade
	Title:	Vice President

THE BANK OF NOVA SCOTIA,
as a Lender and Canadian Swing Line Lender

	By:	/s/ ANDREW OSTOV
	Name:	Andrew Ostov
	Title:	Director

SCOTIABANC INC.

	By:	/s/
Name:
Title:

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ MARIA M. LUND
Name:	Maria M. Lund
Title:	Authorized signatory

BANK OF TOKYO-MITSUBISHI
UFJ TRUST COMPANY

By:	/s/ MARY COSEO
Name:	Mary Coseo
Title:	Vice President

MIZUHO CORPORATE BANK, LTD.

By:	/s/ LEON MO
Name:	Leon Mo
Title:	Senior Vice President

COMMERZBANK AG NEW YORK
AND GRAND CAYMAN BRANCHES

By:	/s/ EDWARD C. A. FORSBERG, JR.
Name:	Edward C. A. Forsberg, Jr.
Title:	Senior Vice President & Manager

By:	/s/ PETER WESEMEIER
Name:	Peter Wesemeier
Title:	Assistant Treasurer

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ DON BURKITT
Name:	Don Burkitt
Title:	Vice President

MERRILL LYNCH CAPITAL CANADA, INC.

By:	/s/ MARCELO CORNOA
Name:	Marcelo Cornoa
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ W. P. FISCHER
Name:	W. P. Fischer
Title:	Senior Vice President

ABN AMRO BANK N.V.

By:	/s/ NAZMIN ADATIA
Name:	Nazmin Adatia
Title:	Vice President

By:	/s/ H. BAYU BUDIATMANTO
Name:	H. Bayu Budiatmanto
Title:	Vice President

WACHOVIA BANK NATIONAL ASSOCIATION

By:	/s/ BARBARA VAN MEERTEN
Name:	Barbara Van Meerten
Title:	Director

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA)

By:	/s/ RAYMOND EGHOBAMIEN
Name:	Raymond Eghobamien
Title:	Vice President

BAYERISCHE LANDESBANK,
New York Branch

By:	/s/ EDWARD J. CRIPPS
Name:	Edward J. Cripps
Title:	Vice President

By:	/s/ GEORGINA FIORDALISI
Name:	Georgina Fiordalisi
Title:	Vice President

NORTHERN TRUST COMPANY

By:	/s/ JOHN C. CAMTY
Name:	John C. Camty
Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
Toronto Branch

By:	/s/ PETER A. DEDOUSIS
Name:	Peter A. Dedousis
Title:	Managing Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ PETER A. DEDOUSIS
Name:	Peter A. Dedousis
Title:	Managing Director

AMMC CLO III, LIMITED

By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ CHESTER M. ENG
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC CLO IV, LIMITED

By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ CHESTER M. ENG
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC CLO VI, LIMITED

By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ CHESTER M. ENG
Name:	Chester M. Eng
Title:	Senior Vice President

CONFLUENT 4 LIMITED, as Lender

By:	Loomis, Sayles & Company, L.P., as Sub-Manager

By:	Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ KEVIN J. PERRY
Name:	Kevin J. Perry
Title:	Vice President

IXIS LOOMIS SAYLES SENIOR LOAN FUND

By:	Loomis, Sayles and Company, L.P., its Manager

By:	Loomis, Sayles and Company, Inc., its General Partner

By:	/s/ KEVIN J. PERRY
Name:	Kevin J. Perry
Title:	Vice President

LOOMIS SAYLES CLO I, LTD.

By:	Loomis, Sayles and Company, L.P., its Collateral Manager

By:	Loomis, Sayles and Company, Inc., its General Partner

By:	/s/ KEVIN P. CHARLESTON
Name:	Kevin P. Charleston
Title:	Executive Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC

By:	Loomis, Sayles and Company, L.P., its Manager

By:	Loomis, Sayles and Company, Inc., its General Partner

By:	/s/ KEVIN J. PERRY
Name:	Kevin J. Perry
Title:	Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND II LLC

By:	Loomis, Sayles & Company, L.P., its Managing Member

By:	Loomis, Sayles & Company, Inc., its General Partner

By:	/s/ KEVIN J. PERRY
Name:	Kevin J. Perry
Title:	Vice President

HYPO PUBLIC FINANCE BANK

By:	/s/ CYNTHIA GREY-INCIONG
Name:	Cynthia Grey-Inciong
Title:	Authorized Signatory

HYPO PUBLIC FINANCE BANK

By:	/s/ PAUL SCUDERI
Name:	Paul Scuderi
Title:	Authorized Signatory

HILLMARK FUNDING

By:	Hillmark Capital Management, L.P., as Collateral Manager

By:	/s/ KEVIN CUSKLEY
Name:	Kevin Cuskley
Title:	Senior Portfolio Manager

HILLMARK FUNDING II

By:	Hillmark Capital Management, L.P., as Collateral Manager

By:	/s/ KEVIN CUSKLEY
Name:	Kevin Cuskley
Title:	Senior Portfolio Manager

STONEY LANE FUNDING II LTD.

By:	Hillmark Capital Management, L.P., as Collateral Manager

By:	/s/ KEVIN CUSKLEY
Name:	Kevin Cuskley
Title:	Senior Portfolio Manager

WESTBROOK CLO, LTD.

By:	Shenkman Capital Management, Inc.,
as Investment Manager

By:	/s/ RICHARD H. WEINSTEIN
Name:	Richard H. Weinstein
Title:	Executive Vice President

CONTINENTAL CASUALTY COMPANY

By:	/s/ MARILOU R. MCGIRR
Name:	Marilou R. McGirr
Title:	Vice President and Assistant Treasurer

CONTINENTAL ASSURANCE COMPANY ON BEHALF OF ITS SEPARATE ACCOUNT (E)

By:	/s/ MARILOU R. MCGIRR
Name:	Marilou R. McGirr
Title:	Vice President and Assistant Treasurer

PTRS CBNA LOAN FUNDING LLC

By:	/s/ RICHARD NEWCOMB
Name:	Richard Newcomb
Title:	Attorney-in-fact

AETNA LIFE INSURANCE COMPANY

By:	/s/ ALAN C. PETERSEN
Name:	Alan C. Petersen
Title:	Investment Manager

BACCHUS (US) 2006-1, LTD

By:	/s/ MICKEY CHADHA
Name:	Mickey Chadha
Title:	Portfolio Manager

IKB CAPITAL CORPORATION

By:	/s/ MICKEY CHADHA
Name:	Mickey Chadha
Title:	Portfolio Manager

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ STEVEN P. SWANSON
Name:	Steven P. Swanson
Title:	Managing Director

ACA CLO 2006-2, LIMITED

By:	ACA Management, LLC
as Investment Advisor

By:	/s/ VINCENT INGATO
Name:	Vincent Ingato
Title:	Managing Director

GALLATIN FUNDING I LTD.

By:	Bear Stearns Asset Management, Inc.,
as its Collateral Manager

By:	/s/ JUSTIN DRISCOLL
Name:	Justin Driscoll
Title:	Senior Managing Director

GALLATIN CLO II 2005-1 LTD.

By:	Bear Stearns Asset Management, Inc.,
as its Collateral Manager

By:	/s/ JUSTIN DRISCOLL
Name:	Justin Driscoll
Title:	Senior Managing Director

GALLATIN CLO III 2007-1 LTD.
as Assignee

By:	Bear Stearns Asset Management, Inc.,
as its Collateral Manager

By:	/s/ JUSTIN DRISCOLL
Name:	Justin Driscoll
Title:	Senior Managing Director

GRAYSTON CLO II 2005-1 LTD.

By: Bear Stearns Asset Management, Inc.,
as its Collateral Manager

By:	/s/ JUSTIN DRISCOLL
Name:	Justin Driscoll
Title:	Senior Managing Director

BANK OF AMERICA, N.A.

By:	/s/ MICHAEL ROOF
Name:	Michael Roof
Title:	Vice President

MALIBU CBNA LOAN FUNDING LLC, for itself or as agent for Malibu CFPI Loan Funding LLC

By:	/s/ ALICIA MARTHALER
Name:	Alicia Marthaler
Title:	Attorney-in-fact

GALAXY IV CLO, LTD.

By:	AIG Global Investment Corp., its Collateral Manager

By:	/s/ STEVEN S. OH
Name:	Steven S. Oh
Title:	Managing Director

GALAXY V CLO, LTD.

By:	AIG Global Investment Corp., its Collateral Manager

By:	/s/ STEVEN S. OH
Name:	Steven S. Oh
Title:	Managing Director

GALAXY VII CLO, LTD.

By:	AIG Global Investment Corp., as Collateral Manager

By:	/s/ STEVEN S. OH
Name:	Steven S. Oh
Title:	Managing Director

GALAXY VIII CLO, LTD.

By:	AIG Global Investment Corp., as Collateral Manager

By:	/s/ STEVEN S. OH
Name:	Steven S. Oh
Title:	Managing Director

AIG-AIG ANNUITY

By:	AIG Global Investment Corp., its Collateral Manager

By:	/s/ STEVEN S. OH
Name:	Steven S. Oh
Title:	Managing Director

AVENUE CLO II, LIMITED

By:	/s/ RICHARD D’ADDARIO
Name:	Richard D’Addario
Title:	Senior Portfolio Manager

AVENUE CLO V, LIMITED

By:	/s/ RICHARD D’ADDARIO
Name:	Richard D’Addario
Title:	Senior Portfolio Manager

AVENUE CLO VI, LIMITED

By:	/s/ RICHARD D’ADDARIO
Name:	Richard D’Addario
Title:	Senior Portfolio Manager

HSH NORDBANK AG NEW YORK BRANCH

By:	/s/ GARRY WEISS
Name:	Garry Weiss
Title:	Senior Vice President

By:	/s/ THOMAS D’AVANZO
Name:	Thomas D’Avanzo
Title:	Senior Vice President

LIGHTPOINT CLO IV, LTD.
LIGHTPOINT CLO VII, LTD.

By:	/s/ COLIN DONLAN
Name:	Colin Donlan
Title:	Director

LATITUDE CLO I, LTD

By:	/s/ CHAUNCEY F. LUFKIN, III
Name:	Chauncey F. Lufkin, III
Title:	CIO

LATITUDE CLO II, LTD

By:	/s/ CHAUNCEY F. LUFKIN, III
Name:	Chauncey F. Lufkin, III
Title:	CIO

SOUND BEACH CLO 1, LTD.

By:	/s/ ERIC BOTHWELL
Name:	Eric Bothwell
Title:	Managing Director

PRIMUS CLO 1 LTD.

By:	/s/ CHARLES MCLENDON
Name:	Charles McLendon
Title:	President, Primus Asset Management

THE HARTFORD MUTUAL FUNDS, INC., on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company, its sub-advisor, as a lender

By:	/s/ ADRAYLL ASKEW
Name:	Adrayll Askew
Title:	Vice President

LMP CORPORATE LOAN FUND, INC.

By:	Citigroup Alternative Investments LLC

By:	/s/ ROGER YEE
Name:	Roger Yee
Title:	Vice President

REGATTA FUNDING LTD.

By:	Citigroup Alternative Investments LLC, attorney- in-fact

By:	/s/ ROGER YEE
Name:	Roger Yee
Title:	Vice President

ROSEDALE CLO LTD.

By:	Princeton Advisory Group, Inc.
the Collateral Manager

By:	/s/ PARESH R. SHAH
Name:	Paresh R. Shah
Title:	Senior Analyst

ROSEDALE CLO II LTD.

By:	Princeton Advisory Group, Inc.
the Collateral Manager

By:	/s/ PARESH R. SHAH
Name:	Paresh R. Shah
Title:	Senior Analyst

CARLYLE LOAN OPPORTUNITY FUND

By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

CARLYLE LOAN INVESTMENT, LTD.

By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS X, LTD.

By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS VIII, LTD.

By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS VII, LTD.

By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS VI, LTD.

By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS IV, LTD.

By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS IX, LTD.

By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

FALL CREEK CLO, LTD.

By:	/s/ JASON M. RIEHLE
Name:	Jason M. Riehle
Title:	Authorized Signor

EMERALD ORCHARD LIMITED

By:	/s/ NEAM AHMED
Name:	Neam Ahmed
Title:	Authorized Signatory

BEECHER CBNA LOAN FUNDING LLC

By:	/s/ PATRICK REICHART
Name:	Patrick Reichart
Title:	Attorney-in-fact

TRUMBULL THC2 LOAN FUNDING LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC

By:	/s/ PATRICK REICHART
Name:	Patrick Reichart
Title:	Attorney-in-fact

COLE BROOK CBNA LOAN FUNDING LLC

By:	/s/ JEFF PARKINSON
Name:	Jeff Parkinson
Title:	Attorney-in-fact

VICTORIA COURT CBNA LOAN FUNDING LLC

By:	/s/ JEFF PARKINSON
Name:	Jeff Parkinson
Title:	Attorney-in-fact

MOUNTAIN CAPITAL CLO VI LTD.

By:	/s/ JONATHAN DIETZ
Name:	Jonathan Dietz
Title:	Director

OLIGRA 43

By:	/s/ NEAM AHMED
Name:	Neam Ahmed
Title:	Authorized Signatory

SERVES 2006-1, LTD.

By:	PPM America, Inc., as Collateral Manager

By:	/s/ CHRIS KAPPAS
Name:	Chris Kappas
Title:	Managing Director

PPM GRAYHAWK CLO, LTD.

By:	PPM America, Inc., as Collateral Manager

By:	/s/ CHRIS KAPPAS
Name:	Chris Kappas
Title:	Managing Director

ABN AMRO BANK N.V.

By:	LaSalle Bank N.A., as Trustee

By:	/s/ JANET HAACK
Name:	Janet Haack
Title:	Attorney-in-fact

THE SUMITOMO TRUST AND BANKING CO., LTD., NEW YORK BRANCH

By:	/s/ ELIZABETH A. QUIRK
Name:	Elizabeth A. Quirk
Title:	Vice President

CSAM FUNDING II

By:	/s/ DAVID H. LERNER
Name:	David H. Lerner
Title:	Authorized Signatory

ATRIUM CDO

By:	/s/ DAVID H. LERNER
Name:	David H. Lerner
Title:	Authorized Signatory

ATRIUM II

By:	/s/ DAVID H. LERNER
Name:	David H. Lerner
Title:	Authorized Signatory

CSAM FUNDING IV

By:	/s/ DAVID H. LERNER
Name:	David H. Lerner
Title:	Authorized Signatory

CREDIT SUISSE SYNDICATED LOAN FUND

By:	/s/ DAVID H. LERNER
Name:	David H. Lerner
Title:	Authorized Signatory

MADISON PARK FUNDING II, LTD.

By:	/s/ DAVID H. LERNER
Name:	David H. Lerner
Title:	Authorized Signatory

MADISON PARK FUNDING V, LTD.

By:	/s/ DAVID H. LERNER
Name:	David H. Lerner
Title:	Authorized Signatory

MADISON PARK FUNDING IV, LTD.

By:	/s/ DAVID H. LERNER
Name:	David H. Lerner
Title:	Authorized Signatory

THE TRAVELERS INDEMNITY COMPANY

By:	/s/ ANNETTE MASTERSON
Name:	Annette Masterson
Title:	Vice President

TRALEE CDO I, LTD.

By:	Par-Four Investment Management, LLC, as Collateral Manager

By:	/s/ EDWARD LABRENZ
Name:	Edward Labrenz
Title:	Authorized Signatory

FAIRWAY LOAN FUNDING COMPANY

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ ARTHUR Y. D. ONG
Name:	Arthur Y. D. Ong
Title:	Senior Vice President

LOAN FUNDING III LLC

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ ARTHUR Y. D. ONG
Name:	Arthur Y. D. Ong
Title:	Senior Vice President

MAYPORT CLO LTD.

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ ARTHUR Y. D. ONG
Name:	Arthur Y. D. Ong
Title:	Senior Vice President

PIMCO FLOATING RATE STRATEGY FUND

By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of
IFTCO

By:	/s/ ARTHUR Y. D. ONG
Name:	Arthur Y. D. Ong
Title:	Senior Vice President

SOUTHPORT CLO, LIMITED

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ ARTHUR Y. D. ONG
Name:	Arthur Y. D. Ong
Title:	Senior Vice President

WAVELAND – INGOTS, LTD.

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ ARTHUR Y. D. ONG
Name:	Arthur Y. D. Ong
Title:	Senior Vice President

EMPLOYERS INSURANCE COMPANY OF WAUSSA

By:	Highland Capital Management, L.P., its Investment Advisor

By:	Strand Advisors, Inc., its General Partner

By:	/s/ BRIAN LOHRDING
Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.
General Partner of Highland Capital
Management, L.P.

GRAYSON CLO, LTD.

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., its General Partner

By:	/s/ BRIAN LOHRDING
Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.
General Partner of Highland Capital
Management, L.P.

SCOTLAND CLO, LTD.

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., its General Partner

By:	/s/ BRIAN LOHRDING
Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.
General Partner of Highland Capital
Management, L.P.

HARRISON CLO, LTD.

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., its General Partner

By:	/s/ BRIAN LOHRDING
Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.
General Partner of Highland Capital
Management, L.P.

ROCKWELL CLO II, LTD.

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., its General Partner

By:	/s/ BRIAN LOHRDING
Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.
General Partner of Highland Capital
Management, L.P.

LIBERTY MUTUAL INSURANCE COMPANY

By:	Highland Capital Management, L.P., its Investment Advisor

By:	Strand Advisors, Inc., its General Partner

By:	/s/ BRIAN LOHRDING
Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.
General Partner of Highland Capital
Management, L.P.

LIBERTY MUTUAL FIRE INSURANCE COMPANY

By:	Highland Capital Management, L.P., its Investment Advisor

By:	Strand Advisors, Inc., its General Partner

By:	/s/ BRIAN LOHRDING
Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.
General Partner of Highland Capital
Management, L.P.

SEI INSTITUTIONAL MANAGED TRUST – ENHANCED INCOME FUND

By:	/s/ M. JASON BLACKBURN
Name:	M. Jason Blackburn
Title:	Treasurer

SEI GLOBAL BANK LOAN POOL/HIGHLAND, for the benefit of SEI Global Investment Fund plc – The SEI Enhanced Income Fund
SEI Global Master Fund plc – The SEI Enhanced Income Fund

By:	/s/ M. JASON BLACKBURN
Name:	M. Jason Blackburn
Title:	Treasurer

HIGHLAND FLOATING RATE ADVANTAGE FUND

By:	/s/ M. JASON BLACKBURN
Name:	M. Jason Blackburn
Title:	Treasurer

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ IAN J. SANDLER
Name:	Ian J. Sandler
Title:	Authorized Signatory

ATLAS LOAN FUNDING (HARTFORD), LLC

By:	Atlas Capital Funding, Ltd.

By:	Structured Asset Investors, LLC, its Investment Manager

By:	/s/ DIANA M. HIMES
Name:	Diana M. Himes
Title:	Vice President

ATLAS LOAN FUNDING (NAVIGATOR), LLC

By:	Atlas Capital Funding, Ltd.

By:	Structured Asset Investors, LLC,
its Investment Manager

By:	/s/ DIANA M. HIMES
Name:	Diana M. Himes
Title:	Vice President

WB LOAN FUNDING 1, LLC

By:	/s/ DIANA M. HIMES
Name:	Diana M. Himes
Title:	Vice President

DUANE STREET CLO III, LTD.

By:	DiMaio Ahmad Capital LLC,
as Collateral Manager

By:	/s/ PAUL TRAVERS
Name:	Paul Travers
Title:	Authorized Signatory

BLACK DIAMOND CLO 2006-1/(CAYMAN), LTD.

By:	Black Diamond CLO 2006-1 Advisor, L.L.C., as its Collateral Manager

By:	/s/ STEPHEN H. DUCKOFF
Name:	Stephen H. Duckoff
Title:	Managing Principal

BLACK DIAMOND CLO 2005-2, LTD.

By:	Black Diamond CLO 2005-2 Advisor, L.L.C., as its Collateral Manager

By:	/s/ STEPHEN H. DUCKOFF
Name:	Stephen H. Duckoff
Title:	Managing Principal

BLACK DIAMOND CLO 2005-1, LTD.

By:	Black Diamond CLO 2005-1 Advisor, L.L.C., as its Collateral Manager

By:	/s/ STEPHEN H. DUCKOFF
Name:	Stephen H. Duckoff
Title:	Managing Principal

ING INVESTMENT MANAGEMENT CLO I, LTD.

By:	ING Investment Management Co., as its Investment Manager

By:	/s/ CHARLES E. LEMIEUX, CFA
Name:	Charles E. Lemieux, CFA
Title:	Senior Vice President

ING INVESTMENT MANAGEMENT CLO II, LTD.

By:	ING Alternative Asset Management LLC, as its Investment Manager

By:	/s/ CHARLES E. LEMIEUX, CFA
Name:	Charles E. Lemieux, CFA
Title:	Senior Vice President

ING INVESTMENT MANAGEMENT CLO III, LTD.

By:	ING Alternative Asset Management LLC, as its Investment Manager

By:	/s/ CHARLES E. LEMIEUX, CFA
Name:	Charles E. Lemieux, CFA
Title:	Senior Vice President

ING INVESTMENT MANAGEMENT CLO IV, LTD.

By:	ING Alternative Asset Management LLC, as its Investment Advisor

By:	/s/ CHARLES E. LEMIEUX, CFA
Name:	Charles E. Lemieux, CFA
Title:	Senior Vice President

ING PRIME RATE TRUST

By:	ING Investment Management Co., as its Investment Manager

By:	/s/ CHARLES E. LEMIEUX, CFA
Name:	Charles E. Lemieux, CFA
Title:	Senior Vice President

ING SENIOR INCOME FUND

By:	ING Investment Management Co., as its Investment Manager

By:	/s/ CHARLES E. LEMIEUX, CFA
Name:	Charles E. Lemieux, CFA
Title:	Senior Vice President

ING INTERNATIONAL (II) – SENIOR BANK LOANS EURO

By:	ING Investment Management Co., as its Investment Manager

By:	/s/ CHARLES E. LEMIEUX, CFA
Name:	Charles E. Lemieux, CFA
Title:	Senior Vice President

ING INTERNATIONAL (II) – SENIOR BANK LOANS USD

By:	ING Investment Management Co., as its Investment Manager

By:	/s/ CHARLES E. LEMIEUX, CFA
Name:	Charles E. Lemieux, CFA
Title:	Senior Vice President

ALZETTE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc.,
as Collateral Manager

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

BELHURST CLO LTD.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

CHAMPLAIN CLO, LTD.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO

By:	INVESCO Senior Secured Management, Inc.
as Investment Advisor

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:	INVESCO Senior Secured Management, Inc.
as Investment Advisor

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc.
as Sub-Advisor

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

KATONAH V, LTD.

By:	INVESCO Senior Secured Management, Inc.
as Investment Manager

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

LOAN FUNDING IX LLC,
for itself or as agent for Corporate Loan Funding IX LLC

By:	INVESCO Senior Secured Management, Inc.
as Portfolio Manager

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

LIMEROCK CLO I

By:	INVESCO Senior Secured Management, Inc.
as Manager

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

MOSELLE CLO S.A.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

NAUTIQUE FUNDING II LTD.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

PETRUSSE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

SAGAMORE CLO LTD.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc.
as Asset Manager

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

WASATCH CLO LTD.

By:	INVESCO Senior Secured Management, Inc.
as Portfolio Manager

By:	/s/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

EMERSON PLACE CLO, LTD.

By:	/s/ R. IAN O’KEEFFE
Name:	R. Ian O’Keeffe
Title:	Authorized Signatory

AVERY STREET CLO, LTD.

By:	/s/ R. IAN O’KEEFFE
Name:	R. Ian O’Keeffe
Title:	Authorized Signatory

BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
SAPPHIRE VALLEY CDO I, LTD.

By:	Babson Capital Management LLC, as Collateral Manager

By:	/s/ GEOFFREY TAKACS
Name:	Geoffrey Takacs
Title:	Director

BILL & MELINDA GATES FOUNDATION TRUST

By:	Babson Capital Management LLC, as Investment Advisor

By:	/s/ GEOFFREY TAKACS
Name:	Geoffrey Takacs
Title:	Director

MAPLEWOOD (CAYMAN) LIMITED

By:	Babson Capital Management LLC, as Investment Manager

By:	/s/ GEOFFREY TAKACS
Name:	Geoffrey Takacs
Title:	Director

HAKONE FUND LLC
HAKONE FUND II LLC

By:	Babson Capital Management LLC, as Investment Manager

By:	/s/ GEOFFREY TAKACS
Name:	Geoffrey Takacs
Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC, as Investment Advisor

By:	/s/ GEOFFREY TAKACS
Name:	Geoffrey Takacs
Title:	Director

NAVIGARE FUNDING I CLO LTD.

By:	Navigare Partners LLC, its Collateral Manager

By:	/s/ JOEL G. SEREBRANSKY
Name:	Joel G. Serebransky
Title:	Managing Director

NAVIGARE TOTAL RETURN LOAN FUND I (SEGREGATED PORTFOLIO)

By:	/s/ JOEL G. SEREBRANSKY
Name:	Joel G. Serebransky
Title:	Managing Director

GRAND CENTRAL ASSET TRUST, BDC SERIES

By:	/s/ BEATA KONOPKO
Name:	Beata Konopko
Title:	Attorney-in-fact

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

By:	/s/ KELLY OLSEN
Name:	Kelly Olsen
Title:	Authorized Signatory

MT WILSON CLO II LTD.

By:	/s/ KELLY OLSEN
Name:	Kelly Olsen
Title:	Authorized Signatory

MT WILSON CLO LTD.

By:	/s/ KELLY OLSEN
Name:	Kelly Olsen
Title:	Authorized Signatory

WESTERN ASSET FLOATING RATE HIGH INCOME FUND, LLC

By:	/s/ KELLY OLSEN
Name:	Kelly Olsen
Title:	Authorized Signatory

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By:	/s/ PATRICK E. FLYNN
Name:	Patrick E. Flynn
Title:	Duly Authorized Signatory

GULF STREAM-SEXTANT CLO 2006-1 LTD

By:	Gulf Stream Asset Management, LLC, as Collateral Manager

By:	/s/ BARRY LOVE
Name:	Barry Love
Title:	Chief Credit Officer

GULF STREAM-NAVIGATOR LOAN FUND 2006, Segregated Portfolio

By:	Gulf Stream Asset Management, LLC, as Collateral Manager

By:	/s/ BARRY LOVE
Name:	Barry Love
Title:	Chief Credit Officer

GULF STREAM-RASHINBAN CLO 2006-1 LTD

By:	Gulf Stream Asset Management, LLC, as Collateral Manager

By:	/s/ BARRY LOVE
Name:	Barry Love
Title:	Chief Credit Officer

GULF STREAM-SEXTANT CLO 2007-1 LTD

By:	Gulf Stream Asset Management, LLC, as Collateral Manager

By:	/s/ BARRY LOVE
Name:	Barry Love
Title:	Chief Credit Officer

VENTURE CDO 2002, LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer

VENTURE II CDO 2002, LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer

VENTURE III CDO LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer

VENTURE IV CDO LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer

VENTURE V CDO LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer

VENTURE VI CDO LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer

VENTURE VII CDO LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer

VISTA LEVERAGED INCOME FUND

By:	MJX Asset Management LLC, its Investment Advisor

By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer

AMERIPRISE CERTIFICATE COMPANY

By:	RiverSource Investments, LLC, as Collateral Manager

By:	/s/ YVONNE E. STEVENS
Name:	Yvonne E. Stevens
Title:	Senior Managing Director

ATLAS LOAN FUNDING (CENT I) LLC

By:	RiverSource Investments, LLC, Attorney-in-Fact

By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

CENTURION CDO VI, LTD.

By:	RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

CENTURION CDO VII, LTD.

By:	RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

CENTURION CDO 8, LIMITED

By:	RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

CENTURION CDO 9, LTD.

By:	RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

CENTURION CDO 10, LTD.

By:	RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

CENTURION CDO XI, LIMITED

By:	RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

CENTURION CDO 12, LIMITED

By:	RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

CENTURION CDO 14, LIMITED

By:	RiverSource Investments, LLC, as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Director of Operations

RIVERSOURCE BOND SERIES, INC. – RIVERSOURCE FLOATING RATE FUND

By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Assistant Vice President

COLUMBUSNOVA CLO LTD. 2006-II

By:	/s/ JOHN BENGOUGH
Name:	John Bengough
Title:	Director

KINGSLAND II, LTD.

By:	Kingsland Capital Management, LLC, as Manager

By:	/s/ VINCENT SIINO
Name:	Vincent Siino
Title:	Authorized Officer
Kingsland Capital Management, LLC, as
Manager

KINGSLAND III, LTD.

By:	Kingsland Capital Management, LLC, as Manager

By:	/s/ VINCENT SIINO
Name:	Vincent Siino
Title:	Authorized Officer
Kingsland Capital Management, LLC, as
Manager

KINGSLAND IV, LTD.

By:	Kingsland Capital Management, LLC, as Manager

By:	/s/ VINCENT SIINO
Name:	Vincent Siino
Title:	Authorized Officer
Kingsland Capital Management, LLC, as
Manager

STANFIELD AZURE CLO, LTD.

By:	Stanfield Capital Partners, LLC,
as its Collateral Manager

By:	/s/ CHRISTOPHER E. JANSON
Name:	Christopher E. Janson
Title:	Managing Partner

STANFIELD BRISTOL CLO, LTD.

By:	Stanfield Capital Partners, LLC,
as its Collateral Manager

By:	/s/ CHRISTOPHER E. JANSON
Name:	Christopher E. Janson
Title:	Managing Partner

STANFIELD CARRERA CLO, LTD.

By:	Stanfield Capital Partners, LLC,
as its Asset Manager

By:	/s/ CHRISTOPHER E. JANSON
Name:	Christopher E. Janson
Title:	Managing Partner

STANFIELD DAYTONA CLO, LTD.

By:	Stanfield Capital Partners, LLC,
as its Collateral Manager

By:	/s/ CHRISTOPHER E. JANSON
Name:	Christopher E. Janson
Title:	Managing Partner

STANFIELD MODENA CLO, LTD.

By:	Stanfield Capital Partners, LLC,
as its Asset Manager

By:	/s/ CHRISTOPHER E. JANSON
Name:	Christopher E. Janson
Title:	Managing Partner

STANFIELD VANTAGE CLO, LTD.

By:	Stanfield Capital Partners, LLC,
as its Asset Manager

By:	/s/ CHRISTOPHER E. JANSON
Name:	Christopher E. Janson
Title:	Managing Partner

STANFIELD VEYRON CLO, LTD.

By:	Stanfield Capital Partners, LLC,
as its Collateral Manager

By:	/s/ CHRISTOPHER E. JANSON
Name:	Christopher E. Janson
Title:	Managing Partner

COLUMBUSNOVA CLO LTD. 2006-II

By:	/s/ JOHN BENGOUGH
Name:	John Bengough
Title:	Director

ONE WALL STREET CLO II, LTD.

By:	/s/ WILLIAM LEMBERG
Name:	William Lemberg
Title:	Managing Director

OWS CLO I, LTD.

By:	/s/ WILLIAM LEMBERG
Name:	William Lemberg
Title:	Managing Director

PROSPERO CLO II, BV

By:	/s/ JOHN T. SPELLMAN
Name:	John T. Spellman
Title:	Attorney-in-Fact

VERITAS CLO II, LTD.

By:	/s/ JOHN T. SPELLMAN
Name:	John T. Spellman
Title:	Attorney-in-Fact

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:	/s/ PEDRO RAMIREZ
Name:	Pedro Ramirez
Title:	Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ AMANDA J. VAN HEYST
Name:	Amanda J. van Heyst
Title:	Duly Authorized Signatory

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD
Name:	Payson F. Swaffield
Title:	Vice President

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD
Name:	Payson F. Swaffield
Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD
Name:	Payson F. Swaffield
Title:	Vice President

EATON VANCE CDO VII PLC

By:	Eaton Vance Management, as Interim Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD
Name:	Payson F. Swaffield
Title:	Vice President

EATON VANCE CDO VIII, LTD.

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD
Name:	Payson F. Swaffield
Title:	Vice President

EATON VANCE CDO X PLC

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD
Name:	Payson F. Swaffield
Title:	Vice President

GRAYSON & CO.

By:	Boston Management and Research, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD
Name:	Payson F. Swaffield
Title:	Vice President

EATON VANCE VT FLOATING RATE INCOME FUND

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD
Name:	Payson F. Swaffield
Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD
Name:	Payson F. Swaffield
Title:	Vice President

EATON VANCE SENIOR FLOATING RATE TRUST

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD
Name:	Payson F. Swaffield
Title:	Vice President

EATON VANCE FLOATING RATE INCOME TRUST

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD
Name:	Payson F. Swaffield
Title:	Vice President

EATON VANCE VARIABLE LEVERAGE FUND LTD.

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD
Name:	Payson F. Swaffield
Title:	Vice President

DENALI CAPITAL LLC, managing member of DC Funding Partners, LLC, portfolio manager for Denali Capital CLO VII, Ltd. or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

DENALI CAPITAL LLC, managing member of DC Funding Partners, LLC, portfolio manager for Denali Capital CLO VI, Ltd. or an affiliate

By:	/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

SANKATY ADVISORS, LLC, as Collateral Manager for Avery Point CLO, Ltd., as Term Lender

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral Manager for Castle Hill II – INGOTS, Ltd., as Term Lender

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral Manager for Loan Funding XI LLC, as Term Lender

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

CHATHAM LIGHT II CLO, LIMITED

By:	Sankaty Advisors LLC, as Collateral Manager

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

CHATHAM LIGHT III CLO, LTD.

By:	Sankaty Advisors LLC, as Collateral Manager

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

KATONAH III, LTD.

By:	Sankaty Advisors LLC, as Sub-Advisors

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

KATONAH IV, LTD.

By:	Sankaty Advisors LLC, as Sub-Advisors

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral Manager for Prospect Loan Funding I LLC, as Term Lender

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

RACE POINT IV CLO, LTD.

By:	Sankaty Advisors LLC, as Collateral Manager

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SANKATY HIGH YIELD PARTNERS II, L.P.

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

CIFC FUNDING 2006-IB, LTD.
CIFC FUNDING 2006-II, LTD.
CIFC FUNDING 2007-II, LTD.

By:	/s/ ELIZABETH CHOW
Name:	Elizabeth Chow
Title:	Head of Underwriting

CITIBANK, N.A.

By:	/s/ CHRISTINE M. KANICKI
Name:	Christine M. Kanicki
Title:	Attorney-in-Fact

MOUNTAIN VIEW FUNDING CLO 2006-I, LTD.

By:	Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager

By:	/s/ GEORGE GOUDELIAS
Name:	George Goudelias
Title:	PM, Seix Advisors

MOUNTAIN VIEW CLO II, LTD.

By:	Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager

By:	/s/ GEORGE GOUDELIAS
Name:	George Goudelias
Title:	PM, Seix Advisors

STI CLASSIC SEIX FLOATING RATE HIGH INCOME FUND

By:	Seix Advisors, a fixed income division of Trusco Capital Management, Inc.

By:	/s/ GEORGE GOUDELIAS
Name:	George Goudelias
Title:	PM, Seix Advisors

LAGUNA FUNDING LLC

By:	/s/ TARA E. KINNEY
Name:	Tara E. Kinney
Title:	Assistant Vice President

OSP FUNDING, LLC

By:	/s/ TARA E. KINNEY
Name:	Tara E. Kinney
Title:	Assistant Vice President

WATERVILLE FUNDING LLC

By:	/s/ TARA E. KINNEY
Name:	Tara E. Kinney
Title:	Assistant Vice President

HARBOUR TOWN FUNDING LLC

By:	/s/ TARA E. KINNEY
Name:	Tara E. Kinney
Title:	Assistant Vice President

KZH SOLEIL-2 LLC

By:	/s/ WAI KEE LEE
Name:	Wai Kee Lee
Title:	Authorized Agent

MORGAN STANLEY PRIME INCOME TRUST

By:	/s/ KEVIN FAGAN
Name:	Kevin Fagan
Title:

CONFLUENT 3 LIMITED

By:	Morgan Stanley Investment Management Inc., as Investment Manager

By:	/s/ KEVIN FAGAN
Name:	Kevin Fagan
Title:

QUALCOMM GLOBAL TRADING, INC.

By:	Morgan Stanley Investment Management Inc., as Investment Manager

By:	/s/ KEVIN FAGAN
Name:	Kevin Fagan
Title:

VAN KAMPEN SENIOR INCOME TRUST

By:	Van Kampen Asset Management

By:	/s/ CHRISTINA JAMIESON
Name:	Christina Jamieson
Title:	Managing Director

VAN KAMPEN SENIOR LOAN FUND

By:	Van Kampen Asset Management

By:	/s/ CHRISTINA JAMIESON
Name:	Christina Jamieson
Title:	Managing Director

NCRAM SENIOR LOAN TRUST 2005

By:	Nomura Corporate Research
and Asset Management, Inc.
as investment advisor
By:	/s/ RICHARD W. STEWART
Name:	Richard W. Stewart
Title:	Managing Director

CENTAURUS LOAN TRUST

By:	Nomura Corporate Research
and Asset Management, Inc.
as investment advisor
By:	/s/ RICHARD W. STEWART
Name:	Richard W. Stewart
Title:	Managing Director

NCRAM LOAN TRUST

By:	Nomura Corporate Research
and Asset Management, Inc.
as investment advisor
By:	/s/ RICHARD W. STEWART
Name:	Richard W. Stewart
Title:	Managing Director

NOMURA BOND & LOAN FUND

By:	Mitsubishi UFJ Trust & Banking
Corporation as Trustee
By:	Nomura Corporate Research & Asset Management
Inc., Attorney-in-fact

By:	/s/ RICHARD W. STEWART
Name:	Richard W. Stewart
Title:	Managing Director

CLYDESDALE CLO 2003 LTD.

By:	Nomura Corporate Research and Asset
Management Inc. as Collateral Manager
By:	/s/ RICHARD W. STEWART
Name:	Richard W. Stewart
Title:	Managing Director

CLYDESDALE CLO 2004 LTD.

By:	Nomura Corporate Research
and Asset Management, Inc.
as investment advisor
By:	/s/ RICHARD W. STEWART
Name:	Richard W. Stewart
Title:	Managing Director

CLYDESDALE STRATEGIC CLO I, LTD.

By:	Nomura Corporate Research
and Asset Management, Inc.
as investment advisor
By:	/s/ RICHARD W. STEWART
Name:	Richard W. Stewart
Title:	Managing Director

CLYDESDALE CLO 2005, LTD.

By:	Nomura Corporate Research
and Asset Management, Inc.
as investment advisor
By:	/s/ RICHARD W. STEWART
Name:	Richard W. Stewart
Title:	Managing Director

CLYDESDALE CLO 2006, LTD.

By:	Nomura Corporate Research and
Asset Management Inc. as investment manager

By:	/s/ RICHARD W. STEWART
Name:	Richard W. Stewart
Title:	Managing Director

NOB HILL CLO. LIMITED

By:	/s/ BRADLEY KANE
Name:	Bradley Kane
Title:	Portfolio Manager

GMAM GROUP PENSION TRUST I

By:	State Street Bank & Trust Company,
as Trustee for GMAM Group Pension Trust I

By:	/s/
Name:
Title:	Assistant Vice President

CANNINGTON FUNDING LTD., as Assignee

By:	Silvermine Capital Management, LLC as Investment Manager

By:	/s/ AARON A. MEYER
Name:	Aaron A. Meyer
Title:	Principal
Silvermine Capital Management, LLC

COMSTOCK FUNDING LTD., as Assignee

By:	Silvermine Capital Management, LLC as Investment Manager

By:	/s/ AARON A. MEYER
Name:	Aaron A. Meyer
Title:	Principal
Silvermine Capital Management, LLC

FRASER SULLIVAN CLO II, LTD.

By:	Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ JOHN W. FRASER
Name:	John W. Fraser
Title:	Managing Partner

FRASER SULLIVAN CLO I, LTD.

By:	Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ JOHN W. FRASER
Name:	John W. Fraser
Title:	Managing Partner

SYMPHONY CLO II
Symphony Asset Management, LLC

By:	/s/ LENNY MASON
Name:	Lenny Mason
Title:	Portfolio Manager

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND
Symphony Asset Management, LLC

By:	/s/ LENNY MASON
Name:	Lenny Mason
Title:	Portfolio Manager

NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND
Symphony Asset Management, LLC

By:	/s/ LENNY MASON
Name:	Lenny Mason
Title:	Portfolio Manager

OHA PARK AVENUE CLO I, LTD.

By:	Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ SCOTT D. KRASE
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC, as Investment Manager

By:	/s/ SCOTT D. KRASE
Name:	Scott D. Krase
Title:	Authorized Person

SMBC MVI SPC, on behalf of and for the account of Segregated Portfolio No. 1

By:	Oak Hill Separate Account Management I, LLC, as Investment Manager

By:	/s/ SCOTT D. KRASE
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management II, LLC, as Investment Manager

By:	/s/ SCOTT D. KRASE
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED

By:	Oak Hill CLO Management IV, LLC., as Investment Manager

By:	/s/ SCOTT D. KRASE
Name:	Scott D. Krase
Title:	Authorized Person

CRP V

By:	Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ SCOTT D. KRASE
Name:	Scott D. Krase
Title:	Authorized Person

Schedule 1.01(e)

Number	Applicant	Issuer	Beneficiary	US$ Amount	Current Expiration Date
S-322531	Georgia Gulf Corporation	JPMorgan Chase Bank, N.A.	Bridgeline Gas Marketing LLC	$11,300,000.00	4/9/2008
S-322594	Georgia Gulf Corporation	JPMorgan Chase Bank, N.A.	Shell Chemical LP	$10,000,000.00	4/9/2008